UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

IGNIS PETROLEUM GROUP, INC.
(Exact name of registrant in its charter)

NEVADA	000-50929	16-1728419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 459-8188
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

As previously reported on our Current Report on Form 8-K filed on October 3, 2006, on September 27, 2006, Ignis Barnett Shale, LLC (“IBS”), then a wholly owned subsidiary of Ignis Petroleum Group, Inc., entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with W.B. Osborn Oil & Gas Operations., Ltd. and St. Jo Pipeline, Limited (collectively, “Seller”) providing for the sale by Seller to IBS of 45% of Seller’s interest in the acreage, oil and natural gas producing properties and natural gas gathering and treating system located in the St. Jo Ridge Field in the North Texas Fort Worth Basin.

To fund IBS’s acquisition of the properties as contemplated by the Purchase Agreement, on November 15, 2006, we entered into an Amended and Restated Limited Liability Company Agreement of IBS (the “LLC Agreement”) with affiliates of Silver Point Capital, L.P. (collectively, “Silver Point”). Under the terms of the LLC Agreement, we agreed to manage the day-to-day operations of IBS, and Silver Point agreed to fund 100% of the purchase price of the transaction and 100% of future acreage acquisitions and development costs of IBS in its relationship with Seller to the extent approved by Silver Point. IBS’s budget and generally all material decisions affecting IBS are subject to the approval of Silver Point. Distributions from IBS will be made first to Silver Point until Silver Point has received a return of its aggregate capital contributions and a specified return on such contributions. Thereafter, we can earn up to 50% of the cash distributions after IBS meets certain performance criteria.

The disclosure contained herein is intended merely as a summary of the material provisions of the LLC Agreement and the Purchase Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement and the Purchase Agreement, which are attached to this report as Exhibits 10.1 and 10.2 and incorporated by reference herein. Also attached as Exhibit 99.1 is a copy of the Company’s press release dated November 15, 2006, announcing the closing of transaction contemplated by the Purchase Agreement.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit	Description
Number
10.1 *	Amended and Restated Limited Liability Company Agreement of Ignis Barnett Shale, LLC dated November 15, 2006.
10.2
Purchase and Sale Agreement dated September 27, 2006, by and among W.B. Osborn Oil & Gas Operations., Ltd., St. Jo Pipeline, Limited and Ignis Barnett Shale, LLC, filed as an exhibit to our Current Report of Form 8-K filed October 3, 2006 and incorporated herein by reference.

99.1 *	Press Release.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.
Date: November 21, 2006
	By:	/s/ Michael P. Piazza
Michael P. Piazza
President and Chief Executive Officer